UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2007

ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8120 Shaffer Parkway Littleton, Colorado		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303) 420-1141

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 14, 2007, Ascent Solar Technologies, Inc. (the “Company”) amended its Executive Employment Agreement with Matthew Foster, the Company’s President and Chief Executive Officer.  The amendment permits the Company, in the discretion of the Board of Directors (or the Compensation Committee of the Board of Directors),  to award Mr. Foster an annual bonus of up to 50% of his base salary, based upon Mr. Foster’s individual performance and the Company’s overall performance.  However, nothing in the amendment obligates the Company to pay Mr. Foster a bonus in a given year.

A copy of the amendment is filed as an exhibit to this Current Report.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

                10.1  Amendment to Executive Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

December 14, 2007	By:	/s/ Matthew B. Foster

Name: Matthew B. Foster
Title: President and CEO